SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                  COMPANY NAME
                (Name of Registrant as Specified in Its Charter)
                            ANDEAN DEVELOPMENT CORP.


                                  COMPANY NAME
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
                            ANDEAN DEVELOPMENT CORP.


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         ANDEAN DEVELOPMENT CORPORATION
                           1900 GLADES ROAD, SUITE 351
                            BOCA RATON, FLORIDA 33431
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 1, 1997

                                ----------------

To the Shareholders of
ANDEAN DEVELOPMENT CORPORATION:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Andean Development Corporation, a Florida corporation (the "Company"), will be held at 9:30 a.m., local time, on Wednesday, October 1, 1997, at The Holiday Inn, 1950 Glades Road, Boca Raton, Florida 33431, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Safer, Harmon & Co., P.A., independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on August 21, 1997 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                         By Order of the Board of Directors



                                         PEDRO P. ERRAZURIZ
                                         CHAIRMAN OF THE BOARD
Boca Raton, Florida
August 29, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         ANDEAN DEVELOPMENT CORPORATION
                                ----------------

                                 PROXY STATEMENT
                                ----------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Andean Development Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at 9:30 a.m., local time, on Wednesday, October 1, 1997, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is August 29, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1900 Glades Road, Suite 351, Boca Raton, Florida 33431, and its telephone number is (561) 416-8930.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to serve until the Company's 1998 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Safer, Harmon & Co., P.A., independent certified public accountants, as the Company's auditors; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below, and (b) FOR the proposal to ratify the appointment of Spear, Safer, Harmon & Co., P.A., independent public accountants, as the Company's auditors. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on August 21, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 2,820,100 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 1900 Glades Road, Suite 351, Boca Raton, Florida 33431, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of August 1, 1997, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of August 1, 1997, there were 2,820,100 shares issued and outstanding.

                                                                                PERCENTAGE OF
NAME AND ADDRESS OF                                  AMOUNT AND NATURE OF       OUTSTANDING
BENEFICIAL OWNER(1)                                  BENEFICIAL OWNERSHIP(2)    SHARES OWNED(3)
-------------------                                  -----------------------    ---------------
DIRECTORS AND EXECUTIVE OFFICERS

Pedro P. Errazuriz(4),                                     450,100                  15.96%
     President, CEO and
     Chairman of the Board

Jose Luis Yrarrazaval                                        -0-                     -0-
     Chief Financial Officer, Treasurer,
     Secretary and Director

Alberto Coddou(5),                                           -0-                     -0-
     Director

Sergio Jimenez,                                              -0-                     -0-
     Director

Claude Mermier(6)(7),                                        2,250              Less than 1%
     Director

All directors and executive officers
   as a group (five persons)                               452,350                  16.04%

BENEFICIAL SHAREHOLDERS (5%)

Igenor, Ingenierie et Gestion, S.A.(6)(8),
   a Swiss corporation                                     900,000                  31.91%

Errazuriz y Asociados                                      600,000                  21.28%
Arquitectos, Limitada(9),
a Chilean limited partnership

Berta Dominguez(10)                                        791,250                  28.06%

-----------------

(1) Unless otherwise indicated, the address of each beneficial owner is Los Conquistadores 1700, Piso 21, Santiago, Chile.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

(3) Does not give effect to the exercise of warrants or options into shares of Common Stock.

(4) Includes shares of Common Stock owned by Igenor, Ingenierie et Gestion, S.A. of which Mr. Errazuriz owns 50% of the outstanding equity and 100 shares of Common Stock were issued to him on October 19, 1994.

(5)      The address is Santa Lucia 280-OF, 12 Santiago, Chile.

(6) The address is c/o Etude Montavon-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland.

(7)      M. Mermier owns a .25% interest in Igenor, Ingenierie & Gestion, S.A.

(8) The shareholders are Mr. Pedro P. Errazuriz (50%), the President, Chief Executive Officer and Chairman of the Board of ADC; Ms. Berta Dominguez (49.25%), the wife of Mr. Errazuriz and the Chairman, Chief Executive Officer and director of E&A; Mr. Pedro Pablo Errazuriz, a son of Mr. Errazuriz and his wife; Mr. Claude Mermier (.25%), a director of Andean Development Corporation; and Pierre Yves Montavon (.25%), an unrelated third party.

(9) The partners are Ms. Berta Dominguez (58%), and the six children of Mr. Pedro P. Errazuriz and Ms. Dominguez, who each owns a 7% interest and who are (i) Pedro Pablo Errazuriz Dominguez, (ii) Berta Errazuriz Dominguez, (iii) Magdalena Errazuriz Dominguez, (iv) Juan Andres Errazuriz Dominguez, (v) Felipe Errazuriz Dominguez, and (vi) Arturo Errazuriz Dominguez.

(10) Mrs. Dominguez owns 49.25% of Igenor, Ingenierie et Gestion, S.A. and 58% interest in Errazuriz y Asociados Arquitectos, Ltda. She is the wife of Mr. Errazuriz, the President, CEO and Chairman of ADC.


                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the units specified by the Company's Certificate of Incorporation. The Board of Directors has fixed at five as the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, and Claude Mermier to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each Proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

         The executive officers, directors and significant employees of the Company are as follows:


                NAME                       AGE                                 POSITION
-------------------------------------     ------    ---------------------------------------------------------------

Pedro P. Errazuriz...................       60      Chairman of the Board, Chief Executive
                                                    Officer, and President

Jose Luis Yrarrazaval................       57      Chief Financial Officer, Treasurer, Secretary,
                                                    and Director

Alberto Coddou.......................       58      Director

Sergio Jimenez.......................       61      Director

Berta Dominguez......................       58      Chairman, Errazuriz y Asociados Ingenieros
                                                    S.A.

===================================================================================================================

         PEDRO PABLO ERRAZURIZ has served as Chief Executive Officer and Chairman of the Board of Directors of Andean Development Corporation ("ADC") since October 19, 1994, and its President since January 11, 1995. He has also served as the President and sole Director of Andean Export Corporation since February 9, 1995. Mr. Errazuriz founded Ingenieria Norconsult Andina, the predecessor company of Igenor Andina S.A. ("INA"), a wholly owned subsidiary of the Company in 1986 as a continuation of his activities in the sales of equipment, project management and procurement for electricity generation projects and has served as its president since its inception and through March 20, 1995. In 1991, Mr. Errazuriz founded Errazuriz y Asociados Inenieros S.A. ("E&A"), a wholly owned subsidiary and served as its president since its inception through March 20, 1995. Mr. Errazuriz has also served as Chairman of the Board of Kvaerner Chile S.A., a subsidiary of Kvaerner A.S., a Norwegian-based manufacturer of electrical and mechanical equipment) since 1992 and as the exclusive agent for Kvaerner Turbin A.B. (Sweden) since 1994. Since 1986, Mr. Errazuriz has acted as an exclusive agent in Chile for Norconsult. Mr. Errazuriz is a civil engineer, having received his engineering degree from the Catholic University of Chile in 1959.

         JOSE LUIS YRARRAZAVAL has been a member of the Board of Directors of ADC since March 20, 1995 and its Chief Financial Officer, Treasurer and Secretary since March 20, 1995. He also serves as Chief Executive Officer and a Director of INA and Chief Financial Officer, Treasurer, Secretary and a Director of E&A since March 20, 1995. Since November 1993, Mr. Yrarrazaval has served as the general manager of both E&A and INA, which responsibilities include all financial matters and personnel management. From April 1988 through October 1993, Mr. Yrarrazaval served as the project manager for INA, supervising the projects of INA. From 1973 through 1988, Mr. Yrarrazaval was a partner and technical manager of a construction company, including the construction of industrial plants, buildings, and housing developments. He also acted as supervisor in the construction of agro-industrial and cold storage plants. Mr.

Yrarrazaval has a Civil Engineering and Construction Degree from the State Technical University in Santiago, Chile.

         ALBERTO CODDOU has served as a member of the Board of Directors of the Company since March 20, 1995, and as a member of the Board of Directors of E&A since March 20, 1995. Mr. Coddou has been a partner with the law firm of Figueroa & Coddou in Santiago, Chile since 1965. He has also been an Assistant Professor of Law at the University of Chile, School of Law from 1959 through 1982. In May 1995, Mr. Coddou was appointed Chairman of the Board and Legal Representative of Consorio Periodistico de Chile S.A., the owners and editors of a Chilean newspaper called La Epoca.

         SERGIO JIMENEZ has served on the Board of Directors of ADC since March 20, 1995. As of June 1995, Mr. Jimenez has been appointed as a member of the Board of ENAP (Empresa Nacional del Petroleo) the Chilean oil company owned by the government. Mr. Jimenez served as President of Edelnor S.A. from March 1990 to March 1994. Edelnor, which generates and transmits electricity in the northern regions of Chile, was a subsidiary of CORFO, the holding company of Chilean state-owned companies before it was privatized in 1994. From 1990 through 1992, Mr. Jimenez was President and Chief Executive Officer of Metro S.A., also a subsidiary of CORFO, which operates the Santiago subway system. Mr. Jimenez is also a partner and Managing Director of Consultora Jimenez y Zanartu Limitada, which consults on engineering projects for segments of the Chilean government related to public works. Mr. Jimenez is a civil engineer, having received his degree from the University of Chile, in Santiago and has a post graduate degree in project evaluation from the University of Chile.

         CLAUDE MERMIER has served on the Board of Directors of ADC since March 20, 1995. Mr. Mermier has served as the Chairman of the Board of INA since March 20, 1995. Mr. Mermier has also served as Chairman of Igenor Ingenierie & Gestion S.A., a principal shareholder of the Company, since its inception in March 1992. Since 1979, Mr. Mermier has been the President of Compagnie Financiere pour le Commerce Exterieur S.A., a Swiss company involved in property development throughout Europe.


         Directors are elected at the Company's annual meeting of shareholders and serve for one year or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. All of the Company's executive officers are full-time employees of the Company. The Company pays its non-employee directors a fee of $1,000 per meeting attended, and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors. The Company intends to purchase directors and officers insurance to the extent that it is available and cost effective to do so.

         The Company has agreed that after the effective date of this Prospectus, the Representative may designate a person to attend meetings of the Board of Directors. The Company may elect additional Board Members following the completion of this Offering.

DIRECTORS AND OFFICERS OF THE SUBSIDIARIES

         Berta Dominguez has served as the Chairman of the Board of E&A since 1988 and its Chief Executive Officer since March 20, 1995. Mrs. Dominguez has served as a Director of Errazuriz y Asociados Arquitectos Limitada, one of the principal shareholders of the Company since 1990.

         Mrs. Berta Dominguez serves as the Chairman of the Board and CEO of E&A. Mrs. Berta Dominguez is the wife of Mr. Pedro P. Errazuriz.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has five committees, the Audit Committee, Compensation Committee, Nominating Committee, Employee Stock Option Committee and the Directors Stock Option Committee. The members of these committees consist of Pedro Pablo Errazuriz, Alberto Coddou and Sergio Jimenez. Messrs. Coddou and Jimenez are independent directors.

         The principal functions of the Audit Committee are to recommend the annual appointment of the Company's independent auditors, to consult and review with the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. The Compensation Committee reviews and recommends compensation and benefits for the executives of the Company. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

         The Employee Stock Option Committee and Director Stock Option Committee, has the sole and exclusive authority to grant stock options to employees and to directors who are also employees or consultants of the Company, respectively.

         During the fiscal year ended December 31, 1996, the Company's Board of Directors held meetings and took action by unanimous written consent a total of three times. All of the directors attended at least 100% of the meetings. During fiscal year ended December 31, 1996, none of the committees met.

COMPENSATION OF DIRECTORS

         Directors are elected at the Company's annual meeting of shareholders and serve for one year or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. All of the Company's executive officers are full-time employees of the Company. The Company pays its non-employee directors a fee of $1,000 per meeting attended, and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors. The Company intends to purchase directors and officers insurance to the extent that it is available and cost effective to do so.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock on Forms 4 or
5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

         The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each executive officer whose compensation exceeded 60,000 for the years ended 1996. The Company did not grant any stock options, restricted stock awards or stock appreciation rights or make any long-term incentive plan payments during 1995 and 1994.

                           SUMMARY COMPENSATION TABLE


                                                                                          OTHER ANNUAL
NAME AND PRINCIPAL POSITION                 YEAR       SALARY($)(1)(2)     BONUS ($)      COMPENSATION($)
---------------------------                 ----       ---------------     ---------      ---------------

Pedro P. Errazuriz                          1996           $51,475(3)      $96,000            $73,016(7)
  Chief Executive Officer                   1995           $97,801(3)      $92,000            $79,104(4)
  President, Chairman                       1994           $90,000         $78,481(5)         $92,112(3)


Jose L. Yrarrazaval(8)                      1996           $37,419(3)      $35,000            $32,932(9)
  Chief Financial Officer/                  1995           $56,886(3)      $30,000            $17,700(6)
  Treasurer/Secretary/Director              1994           $58,077(3)      $30,000            $17,700(6)


Juan Andres Errazuriz(10)                   1996           $34,343         None               $14,437(9)
                                            1995           $48,000(3)      $12,000            None

Gonzalo Cordua Hoffman                      1995           $48,000(3)      $16,000            None



                                        8



Juan Phillips Davila                        1996           $34,608(3)      $40,000            $31,488(9)
                                            1995           $48,000(3)      $16,000            None

-----------

(1) Payment of the compensation to the persons set forth above was apportioned among the following subsidiaries and affiliated companies as follows: E&A - 35%; INA 25%; Electromecanica Osorno S.A. - 20%, a Chilean corporation currently owned by Errazuriz y Asociados Arquitectos Ltda. ("EAA") and by Igenor, Ingenierie et Gestion, S.A. ("Igenor"), each principal shareholders of the Company; and Proyectos y Equipos, S.A. a Chilean corporation owned by EAA, Igenor, and a family member of Mr. Pedro P. Errazuriz, the Chief Executive Officer, President and Chairman of the Board of ADC. See "Principal Shareholders." The proportions established as compensation to be paid by the different companies was arbitrarily determined, intended to minimize tax payments and to indicate the involvement of the Company's executives in all related companies. Upon the closing of this Offering, the Company's management will be employed by ADC.

(2) The gross salary includes social security and retirement benefits. Social Security in Chile was established as a private system, that requires all companies to retain 20% of the gross salaries of its employees which is used to pay both Administrators of Pension Funds Companies ("AFP") and Institutions of Previsional Health ("ISAPRE").

         The allocation of this 20% to each service is as follows:

         (a) 10% to the AFP: This amount is deposited in an individual interest-bearing account of each employee to cover their retirement. In Chile, the age of retirement is 60 years in case of women and 65 years for men.

         (b) 3% to the AFP: This amount covers any partial or permanent disability and, in the case of death, will provide a monthly amount to the deceased's spouse. The amount paid corresponds to 70% of an employee's average salary, based upon the last 10 years of the employee's life.

         Both items (a) and (b) are limited to approximately $1,700 per month.

         (c) 7% to the ISAPRE: This amount covers medical fees, hospitalization and clinical examinations, although in many instances it may be necessary to pay additional costs for health care.

         Chilean law requires the payment of one month salary for each year worked by the employee when he is dismissed. When the employee terminates his or her employment, no compensation is legally required.

(3)      Paid in full from the Company to the employee.

(4) Includes an annual allowance of $15,000 for automobile costs and maintenance; an annual housing/vacation allowance of $10,500; $7,200 for domestic employees; and $46,404, based upon a percentage of profit of the Company. This profit percentage was based on 2% of the total net profits of all related companies for 1995, calculated to Chilean accounting standards. In the future, all accounting standards will be pursuant to U.S. GAAP.

(5) Includes an annual allowance of $15,000 for automobile costs and maintenance; an annual housing/vacation allowance of $10,500; $7,200 for domestic employees and $45,781 based upon a percentage of profit of the Company for 1994.

(6)      Includes $15,000 car allowance.

(7) Includes an annual allowance for automobile costs and maintenance and an annual housing/vacation allowance.

(8)      Mr. Errazuriz resigned as an officer and an employee effective July
         31, 1997.

(9)      Includes an annual allowance for automobile costs and maintenance.

(10)     Mr. Hoffman resigned as an employee effective December 31, 1996.


EMPLOYMENT AGREEMENTS

         On March 15, 1996, the Company entered into employment agreements with Messrs. Pedro P. Errazuriz, Jose Luis Yrarrazaval, Juan Phillips and Gonzalo Cordua. Each of the employment contracts are for one year. The salaries and social security benefits will not be less than those for fiscal year 1995, which shall be determined by the Company's Board of Directors. Additionally, these individuals will also be entitled to a bonus, as determined by the Company's Board of Directors.

INCENTIVE AND NON-QUALIFIED STOCK OPTION PLANS

         Under the Company's Stock Option Plan (the "Stock Option Plan") and Directors Stock Option Plan (the "Directors Plan"), 175,000 shares of Common Stock and 75,000 shares of Common Stock, respectively, are reserved for issuance upon exercise of options. The Plans are designed to serve as an incentive for retaining qualified and competent employees and directors. Both the Stock Option Plan and the Directors Plan apply to Andean Development Corporation and each of its subsidiaries. No options have been issued under the Plans.

         The Company's Board of Directors, or a committee thereof, administers and interprets the Stock Option Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. The Stock Option Plan provides for the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code), non-statutory stock options and "reload options." Options may be granted under the Stock Option Plan on such terms and at such prices as determined by the Board, or a committee thereof, except that in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value of the shares covered by incentive stock options granted under the Plans that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

         The purchase price for any option under the Stock Option Plan may be paid in cash, in shares of Common Stock or such other consideration that is acceptable to the Board of Directors or the committee thereof. If the exercise price is paid in whole or in part in Common Stock, such exercise may result in the issuance of additional options, known as "reload options," for the same number of shares of Common Stock surrendered upon the exercise of the underlying option. The reload option would be generally subject to the same provisions and restrictions set forth in the Stock Option

Plan as the underlying option except as varied by the Board of Directors or the committee thereof. A reload option enables the optionee to ultimately own the same number of shares as the optionee would have owned if the optionee had exercised all options for cash.

         Only non-employee directors are eligible to receive options under the Directors Plan. The Directors Plan provides for an automatic grant of an option to purchase 3,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of an option to purchase 3,000 shares of Common Stock at each annual meeting through which a director's term continues. Upon consummation of this Offering, the Company will grant to each of Messrs. Coddou and Mermier options to purchase an aggregate of 6,000 shares of Common Stock under the Directors Plan at an exercise price equal to the initial public offering price of the Common Stock offered hereby.

         Options granted under the Stock Option Plan will be exercisable after the period or periods specified in the option agreement, and options granted under the Directors Plan are exercisable immediately. Options granted under the Plans are not exercisable after the expiration of five years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. The Plans also authorize the Company to make loans to optionees to enable them to exercise their options.

         As of August 1, 1997, the Company issued has not issued any options to purchase Common Stock under its Stock Option Plan or under its Directors Plan.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Florida Business Corporation Act (the "Corporation Act") permits the indemnification of directors, employees, officers and agents of Florida corporations. The Company's Articles of Incorporation (the "Articles") and Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the Corporation Act. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See "Principal Shareholders" for a listing of the shareholders of EAA and Igenor.

                              CERTAIN TRANSACTIONS

         During 1995 the Company acquired a 45% interest in Aguas y Ecologia S.A. ("A&E"), which translates into a 4.5% interest in the Bayesa Project from an affiliate of the Company, Invdemco, a Chilean investment company. The Company has purchased an additional 22.5% interest in A&E from A&E shares held by Invdemco, which translates into an additional 2.25% interest in the Bayesa Project for $141,750. The shareholders of Invdemco are Mr. Pedro P. Errazuriz (50%), President, CEO, and Chairman of the Board of ADC; Mr. Errazuriz' wife (45%), Berta Dominguez; and Berta Errazuriz (5%), a daughter of Mr. Errazuriz and Mrs. Dominguez. As of August 1, 1997, the Company owned a 6.7% interest in the Bayesa Project.

         Upon the closing of the November 1996 Offering, the Company sold to Invdemco a non-performing asset of the Company consisting of a house located near Villarrica,

Chile in the south of Chile, situated on approximately 13.5 acres (the "Villarrica Property"). Invdemco paid $606,031.50, (50% of the purchase price) of the Villarrica Property in cash at closing with the balance being paid in four annual installments of principal together with interest at the rate of 8-1/2% on the unpaid balance.

         EAA and Igenor, the principal shareholders of the Company, also own, in the aggregate, controlling interests in Proyectos y Equipos S.A. and Electromecanica Osorno S.A., two Chilean corporations which specialize in the sale of air compressors and ventilators and related products and small electrical equipment, respectively. The Company, from time to time, intends to enter into agreements with these companies to perform certain services, based upon competitive bids received from these companies.

         As of August 1, 1997, Mr. Pedro P. Errazuriz, the President, Chief Executive Officer and Chairman of the Board of Directors of ADC, owned an 88% interest in Consonni, S.A. and ECESA, S.A., of Spain. Subsequently, on August 8, 1997, Mr. Errazuriz exchanged his 88% interest in Consonni S.A. and ECESA, S.A. for 2,500,000 shares of Consonni USA, Inc. (representing approximately 83.33% of the outstanding capital stock of Consonni USA, Inc.) thereby making Consonni and ECESA majority owned subsidiaries of Consonni USA, Inc. Consonni manufactures and sells electronic controls and switchgear. The Company currently is the exclusive representative of Consonni in Chile.

         All transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company intends to handle transactions of a similar nature on terms no less favorable to the Company than those available from unaffiliated parties.

         Mr Pedro P. Errazuriz was on the Board of Directors and had power of attorney for Kvaerner Chile, S.A. and Kvaerner Hydro, Agencia de Kvaerner Turbin Aguas y Ecologia, S.A., corporations involved in the manufacturing and selling of electrical materials. Mr. Errazuriz has resigned from the Board of Directors and has relinquished his power of attorney.

         Biwater is represented by the Company is various transactions and is involved in transactions relating to the Bayesa Project.


              RATIFICATION OF APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of Spear, Safer, Harmon & Co., P.A., as independent auditors of the Company for the fiscal year ended December 31, 1997, will be ratified.

         Although the Board of Directors of the Company is submitting the appointment of Spear, Safer, Harmon & Co., P.A. for shareholder approval, it reserves the right to change the selection of Spear, Safer, Harmon & Co., P.A. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder approval. Representatives of Spear, Safer, Harmon & Co., P.A. are not expected to be present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SPEAR, SAFER, HARMON & CO., P.A. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                  SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by January 30, 1998, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, including related exhibits as filed with the Securities and Exchange Commission, is available without charge to shareholders upon request to Pedro P. Errazuriz, President, 1900 Glades Road, Suite 351, Boca Raton, Florida 33431.

                                            By Order Of The Board of Directors



Boca Raton, Florida                                 Pedro P. Errazuriz
August 29, 1997                                     CHAIRMAN OF THE BOARD

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                         ANDEAN DEVELOPMENT CORPORATION

           PROXY -- ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 1, 1997

         The undersigned, revoking all previous proxies, hereby appoint(s) Pedro
P. Errazuriz as Proxy, with full power of substitution, to represent and to vote all Common Stock of Andean Development Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in Naples, Florida on Wednesday, October 1, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         1. ELECTION OF DIRECTORS. Nominees: Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, Claude Mermier

                  [ ]      FOR ALL NOMINEES LISTED (Except as specified
here:______________)

                  OR

                  [ ]      WITHHOLDING AUTHORITY to vote for all nominees
listed above

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         2. Proposal to Ratify the Appointment of Independent Auditors.

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                       Dated ____________________________, 1997

-----------------------------          ----------------------------------
(Print Name)                           (Signature)

-----------------------------          ----------------------------------
(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.